UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 7, 2023

MITEK SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware		001-35231	87-0418827
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification No.)

600 B Street, Suite 100
San Diego,	California		92101
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (619) 269-6800
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	MITK	Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 2.02 Results of Operations and Financial Condition.
On December 7, 2023, Mitek Systems, Inc. (the “Company”, “we”, “us” and “our”) issued a press release announcing the Company’s preliminary financial results for the full fiscal year ended September 30, 2023. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
The Company’s condensed consolidated financial statements as of and for the fiscal year ended September 30, 2023 are not yet available and the Company has not yet completed its year end audit for the period ended September 30, 2023. As such, the information contained in the press release reflects the Company’s estimates with respect to revenue, operating margins and net revenue retention and is based on currently available information, which is preliminary, unaudited and subject to change. The Company’s actual results may differ from these preliminary estimates after the completion of the Company’s year end audit by its independent registered public accounting firm, and related final adjustments and review by the Company’s staff and management, and such estimates are not indicative of the results to be expected for any future period. These estimates should not be viewed as a substitute for full financial statements prepared in accordance with generally accepted accounting principles in the U.S. and these estimates are not necessarily indicative of the results to be achieved for the stated period, or any other period. The Company does not undertake any obligation to publicly update or revise these preliminary estimates, except as required by law. Accordingly, undue reliance should not be placed on these preliminary financial results. See “Risk Factors,” “Important Note Regarding Forward-Looking Statements” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2022 and Quarterly Reports on Form 10-Q for the quarters ended December 31, 2022, March 31, 2023 and June 30, 2023 for a discussion of certain factors that could result in differences between these preliminary unaudited estimates and the actual results.
These preliminary unaudited estimates of the Company’s revenue, operating margins and net revenue retention have been prepared by and are the responsibility of management. The Company’s independent registered public accounting firm has not conducted a review of and does not express an opinion or any other form of assurance with respect to these preliminary estimates. This information should be read in conjunction with the Company’s consolidated and combined financial statements and the related notes and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2022 and Quarterly Reports on Form 10-Q for the quarters ended December 31, 2022, March 31, 2023 and June 30, 2023.
In accordance with General Instruction B.2 of Form 8-K, the information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Events.
We previously announced that we expected to hold our 2024 annual meeting of stockholders (the “2024 Annual Meeting”) on March 6, 2024. However, as noted in the press release attached hereto as Exhibit 99.1, we currently anticipate that, as a result of our previously delayed (but now filed) Quarterly Reports on Form 10-Q for fiscal 2023, we will also be delayed in the filing of our Annual Report on Form 10-K for the fiscal year ended September 30, 2023 (the “Form 10-K”). As a result of the anticipated delay of the filing of the Form 10-K, we no longer expect to hold the 2024 Annual Meeting on March 6, 2024. As of the filing of this Current Report on Form 8-K, we do not have an estimated date for the 2024 Annual Meeting.
Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in our proxy statement and for consideration at our next annual meeting of stockholders. As we expect our 2024 Annual Meeting to convene more than 30 days before the anniversary of our 2023 annual meeting of stockholders, to be eligible for inclusion in our 2024 proxy statement, a stockholder’s proposal received by us must otherwise comply with Rule 14a-8 under the Exchange Act, and must be received by us a reasonable time before we begin to print and send our proxy materials for the 2024 Annual Meeting. While our Board of Directors will consider stockholder proposals that are properly brought before the annual meeting, we reserve the right to omit from our 2024 proxy statement stockholder proposals that we are not required to include under the Exchange Act, including Rule 14a-8 thereunder. We will announce the specific date by which such proposals must be received by us in a Current Report on Form 8-K or in the Form 10-K as soon as reasonably practicable following the date on which our Board of Directors determines the date for the 2024 Annual Meeting.
Pursuant to the terms of our Second Amended and Restated Bylaws (our “Bylaws”), stockholders wishing to submit proposals or director nominations, including those that are not to be included in our 2024 proxy statement and proxy, must provide timely notice in writing to our Secretary. As we expect our 2024 Annual Meeting to convene more than 30 days before the anniversary of our 2023 annual meeting of stockholders, to be timely, notice by the stockholder must be so delivered, or mailed and received, not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the 90th day prior to such annual meeting or, if later, the 10th day following the day on which public disclosure of the date of such annual meeting was first made. Stockholders are advised to review our Bylaws, which contain additional requirements with respect to advance notice of stockholder proposals and director nominations.

In addition to satisfying the requirements under our Bylaws, to comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than those nominated by us must provide timely notice in the manner prescribed by, and that sets forth the information required by, Rule 14a-19 under the Exchange Act.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
99.1	Press Release issued by Mitek Systems, Inc. on December 7, 2023
104	Cover Page Interactive Data File, formatting Inline Extensible Business Reporting Language (iXBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Mitek Systems, Inc.

December 7, 2023	By:	/s/ Fuad Ahmad
Fuad Ahmad
Interim Chief Financial Officer